SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2010
INTERMOUNTAIN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)
Idaho
(State or other jurisdiction of incorporation)

000-50667	82-0499463

(Commission File Number)	IRS Employer Identification No.
414 Church Street
Sandpoint, Idaho 83864
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (208) 263-0505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
     A copy of the slide presentation delivered to the shareholders at the 2010 annual meeting held on April 28, 2010 is being furnished as an exhibit to this current report. A copy of the slide presentation can also be viewed on the Company’s website at www.intermountainbank.com and clicking on the Investor Relations tab.
Item 9.01 — Financial Statements and Exhibits
     (a) Financial statements — not applicable.
     (b) Pro forma financial information — not applicable.
     (c) Shell company transactions — not applicable
     (d) Exhibits:
99.1	Slide presentation delivered to the shareholders at the 2010 annual meeting held on April 28, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: April 28, 2010

INTERMOUNTAIN COMMUNITY BANCORP
By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer

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